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                                                                Exhibit 10.1
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                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIRD AMENDMENT (this "Amendment"), dated as of May 23, 1997, to the Amended and Restated Credit Agreement, dated as of September 12, 1996, as amended by a First Amendment, dated as of October 31, 1996 and a Second Amendment, dated as of December 5, 1996 (as so amended, the "Credit Agreement"), among The Ground Round, Inc. (the "First Borrower"), a Delaware corporation, GR of Minn., Inc., a Delaware corporation (the "Second Borrower", and together with the First Borrower, the "Borrowers"), the banks named therein (the "Lenders"), The Bank of New York, as Agent (the "Agent") and The Chase Manhattan Bank, as Co-Agent.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers desire to amend the Credit Agreement as more fully provided for herein.

         B. The Lenders and the Agent are willing to amend the Credit Agreement subject to the terms and conditions contained herein.

         C. Unless otherwise defined herein, all terms defined in the Credit Agreement shall be used herein as therein defined.

         In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         Amendments to Credit Agreement.

         The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, hereby amended as follows:

                  (a) Section 1.01 is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                           "Convertible Note Maturity Date" has the meaning set forth in Section 2.06(c).

                           "Third Amendment" means the Third Amendment, dated as of May 23, 1997, to this Agreement.
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                  (b) Section 2.06(c) is hereby amended in its entirety to read as follows:

                  "(c) Interest on Convertible Notes. From June 1, 1997 until the earlier of (x) the date upon which demand for payment shall have been made by the holder of the respective Convertible Note, (y) the date upon which the principal amounts under the Convertible Notes shall otherwise become due and payable in accordance with their terms and (z) the date upon which the respective Convertible Note shall have been converted in accordance with its terms (the earliest such date, the "Convertible Note Maturity Date"), each of the Convertible Notes shall bear interest on the unpaid principal amount thereof (including amounts added to the principal thereof in accordance with the terms hereof) at the rate of ten percent (10%) per annum. Interest on the Convertible Notes shall accrue monthly on the last day of each month, and payment thereof shall be deferred until the Convertible Note Maturity Date. The amount of accrued interest on the Convertible Notes shall be added to the principal amount thereof on the last day of each month. After the Convertible Note Maturity Date, the Borrowers shall pay interest on any amounts due and owing under the Convertible Notes, on demand, at a rate per annum equal to 2.75% above the Alternate Base Rate."

                  (c) Exhibit B to the Credit Agreement is hereby amended and replaced in its entirety by Exhibit B hereto.

SECTION 2.        Conditions to Effectiveness.

         This Amendment shall not become effective until the date on which the Agent shall have received (i) counterparts of this Amendment signed by each of the parties hereto; (ii) the Convertible Notes to the order of the Lenders;
(iii) the consent appended hereto executed by each of the Guarantors (the "Consent"); and (iv) such other documents as the Agent shall reasonably request.

SECTION 3.        Representations and Warranties.

         The Borrowers hereby (a) reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder,
(b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender


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under the Loan Documents, and (c) represent and warrant that there exists no
Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.

SECTION 4.         Reference to and Effect on the Loan Documents.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

                  (b) Except as specifically amended or waived above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all Collateral described therein shall continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and other Loan Documents; and

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as provided herein, constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.         Costs and Expenses.

         The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the arranging, preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Zalkin, Rodin & Goodman, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.

SECTION 6.         Counterparts.

         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.

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SECTION 7.         Governing Law.

         This Amendment is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                             THE GROUND ROUND, INC.

                             By:_____________________________________
                             Name:
                             Title:

                             GR OF MINN., INC.

                             By:_____________________________________
                             Name:
                             Title:

                             THE BANK OF NEW YORK,
                             Individually and as Agent

                             By:_____________________________________
                             Name:
                             Title:

                             THE CHASE MANHATTAN BANK

                             By:_____________________________________
                             Name:
                             Title:

                             BANK OF AMERICA ILLINOIS

                             By:_____________________________________
                             Name:
                             Title:

                             NBD BANK

                             By:_____________________________________
                             Name:
                             Title:

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                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:_____________________________________
                                 Name:
                                 Title:

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